UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 26, 2005

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                                Datigen.com, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
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                 (State or Other Jurisdiction of Incorporation)


         0-26027                                    87-0626333
 (Commission File Number)               (IRS Employer Identification No.)

                                207 Piaget Avenue
                                Clifton, NJ 07011
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (973) 340-6000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


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|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.02 Termination of a Material Definitive Agreement

The disclosure set forth below under Item 5.02 (Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers) is hereby incorporated by reference into this Item 1.02.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The Registrant is continuing to raise capital through a private placement of units (the "Units") for $0.20 per Unit. Each Unit consists of one share of common stock, one Class A warrant giving the holder the right to purchase 1 share of stock at $0.45, which is exercisable for 1 year from the date of issuance, and one Class B warrant giving the holder the right to purchase 1 share of stock for $0.75, which is exercisable for 3 years from the date of issuance (the "Placement"). Pursuant to the Placement, as of June 27, 2005, the Company has received in cash an aggregate of $1,272,031.90 as consideration for the sale of 5,740,000 units and an additional 866,666 shares which were sold in a private placement of common shares for $0.15 per share.

The Placement is being made pursuant to Regulation S promulgated by the Securities and Exchange Commission. The Registrant did not make any offers in the United States, each of the purchasers was outside the United States, and there were no selling efforts in the United States. Commissions in connection with the Placement were paid to non-US persons.

For all the terms and conditions of the subscription agreements, the Class A Warrants, and the Class B Warrants executed in connection with the Placement, reference is hereby made to the forms of such agreements, which are annexed as exhibits to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 22, 2005. All statements made herein concerning the Placements are qualified by references to said exhibits.


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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 26, 2005, the Registrant terminated Jerome Chaney ("Chaney") from his position as Chief Executive Officer and President of the Registrant. Such termination was made in accordance with Section 4.1(a) of Chaney's Employment Agreement, dated April 18, 2005, which was attached as an Exhibit to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 22, 2005. Section 4.1(a) of Chaney's Employment Agreement provides that Chaney's employment may be terminated by the Registrant at any time within the three-month period after its execution without cause and without notice if the Registrant pays Chaney under normal payroll practices for a 60-day period. Accordingly, the Registrant will continue to pay Chaney under normal payroll practices until August 26, 2005. In addition, pursuant to Chaney's Employment Agreement, the Registrant will issue to Chaney 165,625 shares of common stock as additional compensation to Chaney for his services rendered to the Registrant during his employment.

For all the terms and conditions of Chaney's Employment Agreement, reference is hereby made to such agreement annexed as Exhibit 10.5 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 22, 2005. All statements made herein concerning the foregoing agreement are qualified by references to said exhibits.

On June 1, 2005, Joseph Bahat and Jacob Enoch were elected as directors to the Company to serve until their respective successors are elected and qualified. Such election increases the size of the Company's board to five directors.

Jacob Enoch, age 56, has been the President of Korean Motors Israel- KIA Distributor Israel since June 2004. Since January 2004, he also has been serving as the Chairman of the Board of Directors of the Israeli Car Importers Association. Since December 2003, he has been serving as a member of the board of directors of Alliance Tire Company in Israel. In 2001 and 2000, he served as a member of the board of directors of Europcar Israel. Prior to 2000, Mr. Enoch was engaged in managerial positions with various automobile rental agencies and automobile distributors over the course of more than three decades. Mr. Enoch received an MBA in Marketing from Jerusalem University in Jerusalem, Israel, and a Bec in Mechanical Engineering from Tel Aviv University in Tel Aviv, Israel.

Joseph Bahat, age 74, has established and directed a Honda distributorship in Israel, served as the Chairman and Chief Executive Officer of Hertz International Franchisee in Israel, been the Managing Director of Hertz Rent a Car (Israel) Ltd., and been the manager of Ford Distributor in Israel. He is currently a member of the board of directors of the United Mizrahi Bank. He is also serving as the Vice President of the Israeli Federation of the Chamber of Commerce, a member of the Israel British Business Counsel, a Chairman of Mosdot House, and as Economic Ambassador of the Ministry of Commerce & Industry.


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Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)   Financial Statements of business acquired.            Not applicable
(b)   Pro forma financial information.                      Not applicable
(c)   Exhibits                                              Not applicable


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DATIGEN.COM, INC.


                                           By:      /s/ Edward Braniff
                                                    -----------------------
                                           Name:    Edward Braniff
                                           Title:   Chief Financial Officer


Date:  July 1, 2005



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